UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 22, 2005
Mirant Mid-Atlantic, LLC
(Exact name of registrant as specified in charter)

Delaware	N/A	51-2574140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1155 Perimeter Center West, Suite 100, Atlanta, Georgia	30338
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (678) 579-5000
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01 Regulation FD Disclosure
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-2.1 SECOND AMENDED JOINT CHAPTER 11 PLAN OF REORGANIZATION
EX-99.1 SECOND AMENDED DISCLOSURE STATEMENT
EX-99.2 PRESS RELEASE
Item 7.01 Regulation FD Disclosure
     On September 22, 2005, Mirant Corporation and its affiliated debtors and debtors-in-possession (“Mirant” or the “Company”), including Mirant Mid-Atlantic, LLC, filed a Second Amended Plan of Reorganization (the “Plan”) and a related Second Amended Disclosure Statement (the “Disclosure Statement”) with the U.S. Bankruptcy Court for the Northern District of Texas, Fort Worth division (the “Court”). A copy of the Disclosure Statement is attached hereto as Exhibit 99.1.
     The Disclosure Statement provides that Mr. Edward R. Muller will be named chairman, president, and chief executive officer upon the Bankruptcy Court’s approval of the amended Disclosure Statement and his employment agreement, which is expected to occur on September 28, 2005. In addition, the Disclosure Statement includes disclosure regarding Mirant’s proposed board of directors upon emergence from bankruptcy. A copy of a press release issued by Mirant discussing these matters is attached hereto as Exhibit 99.2.
     Bankruptcy law does not permit solicitation of acceptances of the Plan until the Bankruptcy Court approves the applicable Disclosure Statement relating to the Plan as providing adequate information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of the debtor and the condition of the debtor’s books and records, that would enable a hypothetical reasonable investor typical of the holder of claims or interests of the relevant class to make an informed judgment about the Plan. Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan. Mirant will emerge from Chapter 11 when and if the Plan receives the requisite stakeholder approval and is confirmed by the Court.
Item 8.01 Other Events.
     The Plan filed with the Court is attached hereto as Exhibit 2.1.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Exhibit Name
2.1	Second Amended Joint Chapter 11 Plan of Reorganization for Mirant Corporation and its Affiliated Debtors
99.1	Second Amended Disclosure Statement related to the Debtors’ Second Amended Joint Chapter 11 Plan of Reorganization
99.2	Press Release, dated September 22, 2005

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 23, 2005
Mirant Mid-Atlantic, LLC

/s/ Dan Streek

Dan Streek
Vice President and Controller
(Principal Accounting Officer)